                                                                    Exhibit 10.2


                        LOAN AND STOCK PURCHASE AGREEMENT


      Loan and Stock Purchase Agreement ("Agreement") made this 13th day of July, 1994, by and among ScripTech Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and the purchasers listed on Schedule 1 attached hereto (individually, a "Purchaser" and collectively, the "Purchasers").

      In consideration of the mutual promises and agreements set forth herein, the parties hereto hereby agree as follows:

      1.    Loan.

            (a) Subject to the terms and conditions set forth herein, the Purchasers will make loans (the "Loans") to the Company, in such amounts as the Company may request, commencing on July 15, 1994 and prior to the first to occur of (i) December 31, 1994 (the "Expiration Date"), or (ii) conversion of the indebtedness outstanding under the Loans pursuant to Section 4 of the Convertible Promissory Notes (individually a "Note" and, collectively, the "Notes") evidencing the Loans, or (iii) the earlier termination of the financing arrangement described herein upon the occurrence of an Event of Default pursuant to Section 3 of the Notes. The aggregate principal amount of the Loans shall not exceed $2,500,000 (the "Maximum Loan Amount") and each advance made by the Purchasers to the Company hereunder upon the Company's request shall be in an amount not less than $250,000 in the aggregate (the "Minimum Advance Amount"). Upon each request by the Company for a Loan hereunder, each Purchaser shall lend to the Company its pro rata share of the amount of such advance, which shall be based upon each Purchaser's respective percentage set forth on Schedule 1 attached hereto. Set forth on Schedule 1 is the maximum amount that each Purchaser is obligated to lend to the Company hereunder.

            (b) Each Loan shall be evidenced by a Note in the form attached hereto as Exhibit A. Interest on the Notes shall be payable at the time and at the rate provided in the Notes. The Company hereby irrevocably authorizes the Purchasers or their agent to make or cause to be made, on a schedule attached to each Note, at or following the time of making each advance under the Notes, an appropriate notation reflecting such transaction and the then aggregate unpaid principal balance of the Loan. Failure to make any such notation shall not, however, affect the obligation of the Company to repay the Loans. All payments of principal and interest shall be made in the manner provided in the Notes.

            (c) The making by the Purchasers of any and all Loans requested by the Company under this Agreement and the Notes is subject to the following conditions precedent that, on the date on which each such Loan is made:

                  (i) The amount of the Loan requested by the Company shall be needed to finance the Company's continuing business and operations (and for no other purpose) for a period not to exceed four (4) months following the date on which the advance is to made, and

                  (ii) No event which constitutes, or which with notice or lapse of time or both would constitute, an Event of Default (as defined in the Notes) shall have occurred and be continuing.

      In no event shall the Company make any request to the Purchasers for a Loan hereunder unless (i) the Company's cash balance as of the first day of the month in which the Company makes such a request is not more than $750,000 and
(ii) both of the conditions precedent set forth above have been satisfied. If an Event of Default has occurred under the Notes, the Company shall give the Purchaser's Agent (as hereinafter defined) prompt written notice thereof, describing the nature of the default.

            (d) The Company shall repay each Loan in full by the date set forth in the Note corresponding to such Loan (the "Maturity Date") by delivery of shares of the Company's capital stock, as set forth in the Notes. The Company may prepay, at any time and from time to time, without penalty or premium, in cash, the whole or any portion of the Loans. Any payment by the Company of principal of and/or interest on the Notes shall be made on a pro rata basis among the Purchasers, based upon the amount of each Purchaser's Loans as a percentage of the aggregate amount of the Loans. The Notes shall be convertible into shares of the Company's capital stock under the circumstances and upon the terms and conditions set forth in the Notes.

            (e) The proceeds of all Loans made by the Purchasers shall be sent, via wire transfer, to a general deposit account maintained by the Company or by check to the Company. The proceeds of the Loans shall be used by the Company solely for working capital purposes.

      2. Sale of Shares. In consideration of the Purchasers' agreement to make the Loans, the Company shall issue, sell and deliver to a Purchaser, upon such Purchaser making a Loan, that number of shares of Common Stock of the Company determined by multiplying the aggregate principal amount of such Purchaser's Loan by .10, at a price of $.05 per share. The Company shall issue and sell a maximum of 250,000 shares of Common Stock (the "Shares") pursuant to this
Section 2.

      3. Representations and Warranties of the Company. The Company represents and warrants to each of the Purchasers as follows:

            (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to own its property and conduct its business as now conducted, to enter into and perform this Agreement and the Notes and to issue, sell and deliver the Shares.

            (b) The issuance, sale and delivery of the Shares have been duly authorized by all necessary corporate action on the part of the Company. The Shares, when issued, will be duly and validly issued, fully paid and nonassessable and free from any claims, liens or encumbrances. Based in part on the representations of the Purchasers set forth herein, the offer and sale of the Notes and the Shares to the Purchasers is exempt from the registration and qualification requirements of applicable federal and state securities laws.

            (c) The execution, delivery and performance by the Company of this Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company. This Agreement and the Notes constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance and other similar laws generally affecting the rights and remedies of creditors and to the exercise of judicial discretion in accordance with general equitable principles.

            (d) The execution and delivery of, and performance of the transactions contemplated by this Agreement and the Notes, will not (i) violate any material provision of any law or regulation applicable to the Company, (ii) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Company's Certificate of Incorporation or By-laws, each as amended to date, or any material indenture, lease, mortgage, agreement or other instrument to which the Company is a party or by which it or any of its properties is bound, or any decree, judgment or order known to the Company which is applicable to the Company or its properties, or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the assets or properties of the Company.

            (e) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the execution, delivery and performance of this Agreement and the Notes or the offer, issuance and sale of the Shares, except such filings as shall have been made prior to and shall be effective on and as of the date hereof or which may be made after the date hereof or after the issuance and sale of the Shares in accordance with applicable federal and state securities laws.

      4. Representations of the Purchasers. Each of the Purchasers severally and only as to itself represents, warrants, acknowledges and covenants to the Company as follows:

            (a) Investment. The Purchasers are acquiring the Notes and the Shares for their own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and the Purchasers have no present or contemplated agreement, undertaking, arrangement, obligation or commitment providing for the disposition thereof.

            (b) Authority. The Purchasers have full power and authority to lend money to the Company in accordance with the terms of this Agreement and the Notes. Each Purchaser that is a corporation or partnership has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company. The execution, delivery and performance of this Agreement by each Purchaser that is a corporation or partnership has been duly authorized by all necessary action on the part of each such Purchaser.

            (c) Experience. The Company has made available to the Purchasers any and all written information concerning the Company which they have requested in connection with the transactions contemplated by this Agreement. The Purchasers have adequate net worth and means of providing for their current needs and contingencies, and to sustain a complete loss of their investment in the Company. The Purchasers have sufficient business and financial knowledge and experience so as to be capable of evaluating the merits and risks of their investment in the Company.

            (d) Accredited Investor Status. The Purchasers understand that the Notes and the Shares have been offered and will be sold in reliance upon the exemption from the registration requirements of Securities Act of 1933, as amended (the "Act"), under Section 4(2) thereof and Rule 506 promulgated thereunder. Each Purchaser represents that such Purchaser is an "accredited investor", as that term is defined in Rule 501(a) promulgated under the Act.

            (e) Legend. The Purchasers understand that the Notes will bear the following legend:

            This Note has not been registered under the Securities Act of 1933, as amended (the "Act") or under the securities law of any state, and may not be offered, sold or otherwise transferred in the absence of such registration or an exemption therefrom under the Act and such state securities laws.

      The certificates representing the Shares shall bear a legend substantially similar to the legend set forth on the Notes.

      (f) The Purchasers acknowledge that the Notes and the Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Purchasers are aware of the provisions of Rule 144 under the Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, and understand that the Company has no obligation to make the provisions of Rule 144 available.

      6. Agent of the Purchasers.

            (a) Each of the Purchasers hereby appoints and authorizes CW Ventures II, L.P. (the "Agent") to receive requests for Loans from the Company and to take such action, as agent on behalf of the Purchasers, to effectuate the making of each Loan including, without limitation, notifying each Purchaser of the amount of each Loan required to be made by each Purchaser pursuant to
Section 1 of this Agreement and the date upon which each such Loan shall be made, and maintaining a record of all Loans made to the Company hereunder. The Agent shall have such other powers as are reasonably incidental to the foregoing.

            (b) The obligations of the Agent are only those set forth herein. Without limitation of the foregoing, the Agent shall not be required to take any action with respect to any Event of Default under the Notes other than to provide the Purchasers with a copy of any notice of an Event of Default given by the Company pursuant to Section 1(c) hereof. Neither the Agent nor any of its general or limited partners nor any of their respective partners, officers, directors, agents or employees shall be liable for any action taken or not taken by the Agent, as agent, pursuant to this Section 6.

      7. Miscellaneous. This Agreement and the Notes constitute the entire agreement among the parties with respect to the subject matter hereof. This. Agreement may not be modified or amended except by an instrument in writing signed by the holders of a majority in interest of the Notes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to its provisions regarding conflicts of law.

                                    SCRIPTECH PHARMACEUTICALS, INC.


                                    By /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                       Its President and Chief Executive Officer

CW VENTURES II, L.P.                      ATLAS VENTURE FUND II, L.P.
                                          By:  Atlas Venture
                                               Associates II, L.P.


By: /s/ [ILLEGIBLE]                       By:
   ------------------------------            ------------------------------
   General Partner                           General Partner


ACCEL IV L.P.                             ACCEL JAPAN L.P.
By:  Accel IV Associates L.P.             By:  Accel Japan Associates L.P.
     Its General Partner                       Its General Partner


By:                                       By:
   ------------------------------            ------------------------------
   General Partner                           General Partner


ACCEL KEIRETSU L.P.                       ACCEL INVESTORS '93 L.P.
By:  Accel Partners & Co., Inc.
     Its General Partner


By:                                       By:
   ------------------------------            ------------------------------
                                             General Partner


ELLMORE C. PATTERSON                      PROSPER PARTNERS
PARTNERS


By:                                       By:
   ------------------------------            ------------------------------
   General Partner                           Attorney-in-Fact


NEW ENTERPRISE ASSOCIATES 5               VENROCK ASSOCIATES


By:                                       By:
   ------------------------------            ------------------------------
                                             General Partner

CW VENTURES II, L.P.                      ATLAS VENTURE FUND II, L.P.
                                          By:  Atlas Venture
                                               Associates II, L.P.


By:                                       By: /s/ [ILLEGIBLE]
   ------------------------------            ------------------------------
   General Partner                           General Partner


ACCEL IV L.P.                             ACCEL JAPAN L.P.
By:  Accel IV Associates L.P.             By:  Accel Japan Associates L.P.
     Its General Partner                       Its General Partner


By:                                       By:
   ------------------------------            ------------------------------
   General Partner                           General Partner


ACCEL KEIRETSU L.P.                       ACCEL INVESTORS '93 L.P.
By:  Accel Partners & Co., Inc.
     Its General Partner


By:                                       By:
   ------------------------------            ------------------------------
                                             General Partner


ELLMORE C. PATTERSON                      PROSPER PARTNERS
PARTNERS


By:                                       By:
   ------------------------------            ------------------------------
   General Partner                           Attorney-in-Fact


NEW ENTERPRISE ASSOCIATES 5               VENROCK ASSOCIATES


By:                                       By:
   ------------------------------            ------------------------------
                                             General Partner

CW VENTURES II, L.P.                      ATLAS VENTURE FUND II, L.P.
                                          By:  Atlas Venture
                                               Associates II, L.P.


By:                                       By:
   ------------------------------            ------------------------------
   General Partner                           General Partner


ACCEL IV L.P.                             ACCEL JAPAN L.P.
By:  Accel IV Associates L.P.             By:  Accel Japan Associates L.P.
     Its General Partner                       Its General Partner


By: /s/ [ILLEGIBLE]                       By:/s/ [ILLEGIBLE]
   ------------------------------            ------------------------------
   General Partner                           General Partner


ACCEL KEIRETSU L.P.                       ACCEL INVESTORS '93 L.P.
By:  Accel Partners & Co., Inc.
     Its General Partner


By: /s/ [ILLEGIBLE]                       By: /s/ [ILLEGIBLE]
   ------------------------------            ------------------------------
                                             General Partner


ELLMORE C. PATTERSON                      PROSPER PARTNERS
PARTNERS


By:                                       By: /s/ [ILLEGIBLE]
   ------------------------------            ------------------------------
   General Partner                           Attorney-in-Fact


NEW ENTERPRISE ASSOCIATES 5               VENROCK ASSOCIATES


By:                                       By:
   ------------------------------            ------------------------------
                                             General Partner

CW VENTURES II, L.P.                      ATLAS VENTURE FUND II, L.P.
                                          By:  Atlas Venture
                                               Associates II, L.P.


By:                                       By:
   ------------------------------            ------------------------------
   General Partner                           General Partner


ACCEL IV L.P.                             ACCEL JAPAN L.P.
By:  Accel IV Associates L.P.             By:  Accel Japan Associates L.P.
     Its General Partner                       Its General Partner


By:                                       By:
   ------------------------------            ------------------------------
   General Partner                           General Partner


ACCEL KEIRETSU L.P.                       ACCEL INVESTORS '93 L.P.
By:  Accel Partners & Co., Inc.
     Its General Partner


By:                                       By:
   ------------------------------            ------------------------------
                                             General Partner


ELLMORE C. PATTERSON                      PROSPER PARTNERS
PARTNERS


By: /s/ [ILLEGIBLE]                       By:
   ------------------------------            ------------------------------
   General Partner                           Attorney-in-Fact


NEW ENTERPRISE ASSOCIATES 5               VENROCK ASSOCIATES


By:                                       By:
   ------------------------------            ------------------------------
                                             General Partner

CW VENTURES II, L.P.                      ATLAS VENTURE FUND II, L.P.
                                          By:  Atlas Venture
                                               Associates II, L.P.


By:                                       By:
   ------------------------------            ------------------------------
   General Partner                           General Partner


ACCEL IV L.P.                             ACCEL JAPAN L.P.
By:  Accel IV Associates L.P.             By:  Accel Japan Associates L.P.
     Its General Partner                       Its General Partner


By:                                       By:
   ------------------------------            ------------------------------
   General Partner                           General Partner


ACCEL KEIRETSU L.P.                       ACCEL INVESTORS '93 L.P.
By:  Accel Partners & Co., Inc.
     Its General Partner


By:                                       By:
   ------------------------------            ------------------------------
                                             General Partner


ELLMORE C. PATTERSON                      PROSPER PARTNERS
PARTNERS


By:                                       By:
   ------------------------------            ------------------------------
   General Partner                           Attorney-in-Fact


NEW ENTERPRISE ASSOCIATES 5               VENROCK ASSOCIATES


By: /s/ [ILLEGIBLE]                       By:
   ------------------------------            ------------------------------
    General Partner                          General Partner

CW VENTURES II, L.P.                      ATLAS VENTURE FUND II, L.P.
                                          By:  Atlas Venture
                                               Associates II, L.P.


By:                                       By:
   ------------------------------            ------------------------------
   General Partner                           General Partner


ACCEL IV L.P.                             ACCEL JAPAN L.P.
By:  Accel IV Associates L.P.             By:  Accel Japan Associates L.P.
     Its General Partner                       Its General Partner


By:                                       By:
   ------------------------------            ------------------------------
   General Partner                           General Partner


ACCEL KEIRETSU L.P.                       ACCEL INVESTORS '93 L.P.
By:  Accel Partners & Co., Inc.
     Its General Partner


By:                                       By:
   ------------------------------            ------------------------------
                                             General Partner


ELLMORE C. PATTERSON                      PROSPER PARTNERS
PARTNERS


By:                                       By:
   ------------------------------            ------------------------------
   General Partner                           Attorney-in-Fact


NEW ENTERPRISE ASSOCIATES 5               VENROCK ASSOCIATES


By:                                       By: /s/ [ILLEGIBLE]
   ------------------------------            ------------------------------
                                             General Partner

                                   SCHEDULE I

                               LIST OF PURCHASERS


Purchaser                              Percentage           Maximum Loan Amount
---------                              ----------           -------------------

CW Ventures II, L.P.                     25.81%             $645,250.00
c/o CW Group, Inc.
1041 Third Avenue
New York, NY 10021

Atlas Venture Fund II, L.P.              20.97%             $524,250.00
c/o Atlas Venture
222 Berkeley Street, 19th Floor
Boston, MA 02116

Accel Japan L.P.                         1.42%              $35,480.00
One Embarcadero Center              (8.0% of 17.74%)
San Francisco, CA 94111

Accel IV L.P.                            14.85%             $371,210.00
c/o Accel Partners                  (83.7% of 17.74%)
One Palmer Square
Princeton, NJ 08542

Accel Keiretsu L.P.                      .32%               $7,983.00
                                    (1.8% of 17.74%)

Accel Investors `93 L.P.                 .66%               $16,409.00
                                    (3.7% of 17.74%)


Ellmore C. Patterson Partners            .39%               $9,757.00
                                    (2.2% of 17.74%)


Prosper Partners                         .10%               $2,661.00
                                    (.6% of 17.74%)

New Enterprise Associates 5              17.74%             $443,500.00
c/o New Enterprise Associates
1119 St. Paul Street
Baltimore, MD 21202

Venrock Associates                       17.74%             $443,500.00
30 Rockefeller Plaza
Room 5508
New York, NY 10112


36011

                                                                       Exhibit A

      Neither this Note nor the shares of Preferred Stock issuable upon conversion hereof or the shares of Common Stock issuable upon conversion of the Preferred Stock have been registered under the Securities Act of 1933, as amended (the "Act") or any applicable state securities laws, and neither this Note nor such shares may be offered, sold or otherwise transferred in the absence of such registration or an exemption therefrom under the Act and such state securities laws.

                         SCRIPTECH PHARMACEUTICALS, INC.

                           Convertible Promissory Note

$                                                              __________ , 1994

      FOR VALUE RECEIVED, the undersigned SCRIPTECH PHARMACEUTICALS, INC., a Delaware corporation (the "Maker"), hereby promises to pay on December 31, 1994 (the "Maturity Date"), unless sooner payable under the terms hereof, to ________________ (the "Payee"), or order, the principal amount of
_____________________ Dollars ($ ______) or such portion thereof as may be advanced by the Payee (the "principal amount") pursuant to Section 1 of the Loan and Warrant Agreement dated effective as of July 13, 1994 among the Maker and the Purchasers identified therein (the "Loan Agreement"), with daily interest from the date hereof, computed on the basis of a 365-day year for the actual number of days elapsed, on the principal amount from time to time unpaid to and including the maturity hereof at the rate per annum equal to four and one-quarter percent (4.25%), all said interest to be calculated monthly on the last day of each month, in arrears and to be paid on the Maturity Date or, if sooner, at the time of payment of the principal amount. Payment of the principal amount and interest accrued thereon, other than upon any accelerated maturity occurring as a result of any Event of Default, shall be made by conversion of this Note into shares of the Maker's capital stock in the manner set forth in
Section 4.1 of this Note, except as otherwise permitted by Section 1.2 hereof.

      The Maker irrevocably authorizes the Payee to make or cause to be made, on a schedule attached to this Note, at or following the time of making any Loan (as defined in the Loan Agreement), an appropriate notation reflecting such transaction and the then aggregate unpaid principal amount. Failure of the Payee to make any such notation shall not, however, affect any obligation of the Maker hereunder or under the Loan Agreement.

      This Note is one of a series of the Maker's notes of even date herewith, each known as its Convertible Promissory Note (collectively referred to as the "Notes"), all of like tenor except as to the principal amount thereof. The Notes are in the aggregate principal amount of up to $2,500,000.

      1. PAYMENT PROVISIONS. The Maker covenants that so long as any of the Note is outstanding:

            1.1. Payment at Maturity of Note. On the Maturity Date or on any accelerated maturity (by default or otherwise) of this Note, the Maker will pay the entire principal amount of this Note then outstanding, together with all accrued and unpaid interest thereon, in the manner required by this Note. Payments of principal and interest shall be made at the principal office of the Holder (as hereinafter defined) or at such other place as the Holder may designate to the Maker in writing. This Note may also be paid by conversion pursuant to Section 4 hereof.

            1.2. Optional Prepayments. The Maker may at any time or from time to time prior to the conversion of this Note pursuant to Section 4 hereof, prepay all or part of the principal amount of this Note, in cash only, without premium or penalty.

            1.3. Notice of Prepayments. Notice of each prepayment of the Note pursuant to Section 1.2 shall be given not fewer than five (5) days before the prepayment date, by mailing to the Holder a notice of prepayment specifying the date of prepayment, the aggregate amount to be prepaid on such date, and accrued interest applicable to such prepayment.

      2. HOLDER. The term "Holder" shall mean with respect to this Note the Payee or any person or entity to whom the Note is transferred and the term "Holders" shall mean, collectively, the Holders of the Notes. In the event of any transfer, the Holder shall present this Note to the Maker for transfer and the Maker shall issue a substitute Note to the transferee, subject to compliance with federal and state securities laws.

      3. DEFAULTS.

            3.1. Events of Default. The occurrence of any one or more of the following events shall constitute an event of default under this Note (each herein referred to as an "Event of Default"):

                  3.1.1. The Maker shall fail to make any payment in respect of the principal of this Note or any one of the other Notes or interest on this Note or any one of the other Notes when due, whether at maturity or by acceleration or otherwise;

                  3.1.2. Any representation or warranty made by the Maker in Loan Agreement or any other document delivered in connection therewith shall prove to have been misleading or inaccurate in any material respect at the time it was made;

                  3.1.3. The Maker shall:

                        (a) commence a voluntary case under Title 7 or 11 of the United States Code as from time to time in effect, or authorize, by appropriate proceedings of its Board of Directors or other governing body, the commencement of such a voluntary case;

                        (b) have filed against it a petition commencing an involuntary case under said Title 7 or 11;

                        (c) seek relief as a debtor under any present or future applicable law of any jurisdiction relating to the liquidation, dissolution or reorganization of debtors or other similar relief or to the modification or alteration of the rights of creditors, or consent to or acquiesce in such relief;

                        (d) have entered an order by a court of competent jurisdiction (i) finding it to be bankrupt or insolvent, (ii) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors, (iii) assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property;

                        (e) make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint or consent to the appointment of a receiver or other custodian for all or a substantial part of its property; or

                        (f) admit in writing its inability to pay its debts as they become due;

                  3.1.4. Any default shall exist and remain unwaived or uncured with respect to any indebtedness of the Maker in excess of $50,000, either singly or in the aggregate, including the failure to pay any such indebtedness when due whether by acceleration or otherwise, or any such indebtedness shall have been declared to be due and payable prior to its stated maturity, or any event or circumstance shall occur which permits, or with the lapse of time or giving of notice or both would permit, the acceleration of the maturity of any such indebtedness by the holders thereof.

            3.2. Remedies. Upon the occurrence of an Event of Default:

                  3.2.1. The Holder may proceed to protect and enforce its rights under this Note by suit in equity (including without limitation a suit for rescission), an action at law for damages, and/or other appropriate proceedings either for specific performance of any provision contained in this Note or the Loan Agreement, or in aid of the exercise of any power granted to it in this Note (the Maker hereby acknowledging that the Holder's remedies at law may be inadequate) and, (unless there shall have occurred an Event of Default under Section 3.1.3 hereof, in which case the unpaid principal amount of this Note shall automatically become due and payable without notice or demand), may by notice to the Maker declare all or any part of the unpaid principal amount of this Note then outstanding to be forthwith due and payable, and thereupon such unpaid principal amount or part thereof, together with interest accrued thereon, shall mature and become so due and payable without presentation, protest or further demand or notice of any kind, all of which are hereby encumbrances or charges with respect to the issuance thereof. The Maker covenants and agrees to take all action as may be necessary to amend its Restated Certificate of Incorporation to create and authorize the shares of Series B Stock and to authorize, if necessary, and reserve a sufficient number of shares of Common Stock for the purpose of conversion of the Series B Stock; provided, however, that this obligation shall be conditioned upon the Maker receiving from the holders of the Maker's Series A Preferred Stock such consents, approvals and waivers as may be necessary in order to create, authorize and issue the Series B Stock. The Holder shall cooperate with the Maker and take any actions as may reasonably be requested by the Maker to authorize the Series B Stock and obtain such consents, approvals and waivers from the holders of the Series A Preferred Stock. The Maker further covenants and agrees that upon the automatic conversion of this Note pursuant to Section 4.2, it shall have authorized and reserved for the purpose of issue upon conversion of this Note, a sufficient number of its shares of Preferred Stock and, for the purpose of conversion of the Preferred Stock, a sufficient number of shares of its Common Stock. Any shares of Preferred Stock as are issuable pursuant to this Section 4 will not at the time of issuance be registered for sale under the Securities Act of 1933, as amended, or any state securities law and transfer thereof will be restricted to transactions made in compliance therewith. Conversion under this Section 4 shall be deemed to have been made as of the (i) the Maturity Date in the event of conversion pursuant to Section 4.1 and (ii) the closing date of the Financing in the event of conversion pursuant to Section 4.2, and the person or persons entitled to receive the shares of Preferred Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Preferred Stock as of such applicable date. Following conversion, the Maker shall promptly deliver to such person or persons certificates representing all such shares of Preferred Stock issuable upon conversion.

      5. CERTAIN ADJUSTMENTS. In the event of any reclassification, consolidation or merger of the Maker (other than a merger in which the Maker is the surviving entity and there is no change in the outstanding shares of the Maker's capital stock), or subdivision or combination of shares of the Maker's capital stock, or the payment by the Maker of any stock dividend or declaration of any stock split, or any other similar event, the number and kind of securities issuable upon the conversion of this Note and the price per share at which this Note may be converted, shall be appropriately adjusted by the Maker's Board of Directors if necessary to equitably protect the rights of the Holder under this Note.

      6. REGISTRATION RIGHTS. The shares of Common Stock issuable upon conversion of any shares of Series B Stock or Preferred Stock issued upon conversion of this Note shall be entitled to the registration rights under
Section 8 of that certain Stock Purchase Agreement among the Company and the Purchasers identified therein dated September 16, 1993, as amended.

      7. MISCELLANEOUS. This Note shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction. The parties hereto, including the undersigned Maker and all guarantors and endorsers, hereby waive presentment demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided herein, and assent to extensions of the time of payment, or forbearance or other indulgence without notice. No course of dealing and no delay on the part of the Holder in exercising any right, power or remedy conferred hereby shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available.

      WITNESS the execution hereof as an instrument under seal as of the day and year first above written.

                                    SCRIPTECH PHARMACEUTICALS, INC.


                                    By:
                                       -----------------------------------------
                                       Its President and Chief Executive Officer
                                       Duly Authorized

36137


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